UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2004


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-33135                                  68-0448219
     (Commission File Number)            (I.R.S. Employer Identification No.)


         1515 N. Federal Highway, Suite 418, Boca Raton, Florida 33432
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 470-0410




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ITEM  5.  OTHER  EVENTS AND REGULATION FD DISCLOSURE.

On August 16, 2004, the Registrant issued a corrective press release regarding its announcement that the board of directors had been expanded and was in the process of establishing a compensation committee.

Exhibit No. Description.

99.1     Press Release issued by Registrant on August 16, 2004.




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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 16, 2004.               ADSOUTH PARTNERS, INC.

                                        /S/ John Acunto

                                           ------------
                                           (Registrant)
                                           John Acunto
                                           Chief Executive Officer




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EXHIBIT INDEX

Exhibit No.   Description.

99.1          Press Release dated August 16, 2004 issued by
               Adsouth Partners, Inc.




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Exhibit 99.1
ADSOUTH PARTNERS, INC. CORRECTS RELEASE ON ELECTION OF NEW BOARD MEMBERS

Boca Raton, Florida. August 16, 2004 -- Adsouth Partners, Inc. (OTC BB: ADPR), announced today that on August 10, 2004 John Cammarano (President), Gary Hohman (Chief operating Officer) and Lee Wingeier (Chief Financial Officer) were elected as members of its board of directors. John P. Acunto, Jr. (Chief Executive Officer) continues to serve as a director. The election of Messrs. Cammarano, Hohman and Wingeier brings the number of directors to four.

About Adsouth Partners

Adsouth Partners is a vertically integrated direct response marketing company that generates revenues from the placement of advertising, the production of advertisements, creative advertising and public relations consulting services and from the direct marketing sale of acquired rights to products. Adsouth Partners is developing a market niche by providing a full level of service quality to fulfill an existing need for the users of direct marketing services.

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about Adsouth's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed under "Risk Factors" in the company's Form 10-KSB annual report for the year ended December 31, 2003 and in its registration statement on Form S-8, filed on August 9, 2004, those described in Management's Discussion and Analysis of Financial Conditions and Results of Operations in its Form 10-KSB annual report for the year ended December 31, 2003 and Form 10-QSB quarterly report for the quarter ended March 31, 2004, and those described and in any other filings which we make with the SEC. In addition, such statements could be affected by risks and uncertainties related to our financial conditions, the availability of financing, the company's ability to generate clients for the direct response marketing business, the company's ability to successfully develop its Dermafresh business as well as other factors which affect the industries in which we conduct business, including market and customer acceptance, competition, government regulations and requirements and pricing, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and Adsouth does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.


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